TRANSAMERICA PARTNERS FUNDS GROUP

Transamerica Partners Small Value

and

TRANSAMERICA PARTNERS FUNDS GROUP II

Transamerica Partners Institutional Small Value

Supplement to the Currently Effective Prospectuses, Summary Prospectuses and Statement of Additional Information

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Effective on or about September 28, 2015, the sub-adviser of the Transamerica Partners Small Value Portfolio, the underlying mutual fund in which all of the assets of Transamerica Partners Small Value and Transamerica Partners Institutional Small Value (each a “fund” and, together, the “funds”) are invested, will change. The funds’ investment objective, principal investment strategies and portfolio managers will change as well. The funds will also have a lower advisory fee schedule at certain asset levels. These changes are described below.

The funds’ investment adviser, Transamerica Asset Management, Inc. (“TAM”), name and benchmark index will remain the same.

Effective on or about September 28, 2015, the following information will supplement and supersede any contrary information contained in the Prospectuses, Summary Prospectuses, and Statement of Additional Information concerning the funds:

INVESTMENT OBJECTIVE:

Seeks long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGIES:

The fund’s sub-adviser, Boston Advisors, LLC (the “sub-adviser”) invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization companies. The fund generally considers a small capitalization company to be a company with a market capitalization within the range of the Russell 2000 Value Total Return Index at the time of initial purchase. The equity securities in which the fund invests are primarily common stocks of U.S. companies.

In selecting investments for the fund, the sub-adviser combines quantitative modeling, fundamental research and qualitative analysis. The sub-adviser first ranks the individual stocks in which the fund may invest through the use of a proprietary model that incorporates multiple fundamental factors, with the weightings of the factors in the model varying in relation to the stock’s industry group and the current market environment. The sub-adviser also ranks industry groups using a fundamental research process which takes into account macroeconomic considerations and other factors. The sub-adviser selects stocks on behalf of the fund based on the stock and industry rankings which are derived from the sub-adviser’s proprietary process. The sub-adviser will generally sell a stock on behalf of the fund if the stock experiences a rankings decline or extreme price movements, or for risk management purposes.

PORTFOLIO MANAGERS:

Name	Sub-Adviser	Positions Over Past Five Years
David Hanna	Boston Advisors, LLC	Portfolio Manager of the fund since 2015; associated with Boston Advisors, LLC in an investment management capacity since 2007; Senior Vice President and Director of Institutional Portfolio Management.

James W. Gaul, CFA	Boston Advisors, LLC	Portfolio Manager of the fund since 2015; associated with Boston Advisors, LLC in an investment management capacity since 2005; Vice President and Portfolio Manager.

Michael J. Vogelzang, CFA	Boston Advisors, LLC	Portfolio Manager of the fund since 2015; associated with Boston Advisors, LLC in an investment management capacity since 1997; President and Chief Investment Officer.

Douglas A. Riley, CFA	Boston Advisors, LLC	Portfolio Manager of the fund since 2015; associated with Boston Advisors, LLC in an investment management capacity since 2002; Senior Vice President and Director of Growth Equity Investing.

ADVISORY FEES:

TAM receives compensation, calculated daily and paid monthly, at the indicated annual rates (expressed as a percentage of the fund’s average daily net assets):

First $250 million	0.82%
Over $250 million up to $500 million	0.78%
Over $500 million up to $750 million	0.75%
Over $750 million	0.725%

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Investors Should Retain this Supplement for Future Reference

July 30, 2015